GGM Macro Alignment ETF

(the “Fund”)

Exchange: NYSE Arca, Inc.

Supplement dated March 31, 2025

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated December 30, 2024

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 21, 2025, Grant/GrossMendelsohn, LLC, doing business as GGM Wealth Advisors (“GGM”) advised the Board that it expected to enter into an agreement whereby it would be acquired by Waverly Advisors, LLC (“Waverly”), an SEC registered investment adviser (the “Transaction”). On January 29, 2025, GGM entered into an asset purchase agreement with Waverly pursuant to which Waverly agreed to purchase substantially all of the assets of GGM (the “Transaction”). The Transaction closed on March 21, 2025 (the “Closing Date”), which resulted in the automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and GGM (the “Prior Advisory Agreement”). Additionally, as a result of the automatic termination of the Prior Advisory Agreement, the sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between GGM and Penserra Capital Management LLC (“Penserra”), the trading sub-adviser for the Fund, also terminated.

Effective March 21, 2025, Waverly manages the Fund pursuant to an interim advisory agreement (the "Interim Advisory Agreement") with the Trust on behalf of the Fund. Additionally, Penserra continues to serve as the Fund’s trading sub-adviser pursuant to an interim sub-advisory agreement with Waverly (the "Interim Sub-Advisory Agreement"). The Board will call a shareholder meeting at which shareholders will be asked to approve an investment advisory agreement with Waverly (the “New Advisory Agreement”) and a sub-advisory agreement with Penserra (the “New Sub-Advisory Agreement”). The Interim Advisory Agreement and Interim Sub-Advisory Agreement will each terminate on August 18, 2025, or earlier if the New Advisory Agreement and New Sub-Advisory Agreement are each approved by a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act). The Interim Advisory Agreement and Interim Sub-Advisory Agreement each have the same fee as, and does not differ materially in its terms from, the Prior Advisory Agreement and Prior Sub-Advisory Agreement, respectively, except for provisions required by Rule 15a-4 under the 1940 Act. Pursuant to the terms of the Interim Advisory Agreement, Waverly manages the Fund's investments on a day-to-day basis and employs the same investment strategies employed by GGM. In connection the Transaction, all of the portfolio managers of the Fund who managed the Fund as employees of GGM, continue to manage the Fund in their capacity as investment team members of Waverly. The Fund’s portfolio managers remain the same. References to GGM should be disregarded.

Pursuant to the terms of the Interim Sub-Advisory Agreement, Penserra serves as the Fund’s trading sub-adviser. References to Penserra remain unchanged.

Shareholders of record as March 14, 2025, will receive detailed information in the coming weeks about the proposed New Advisory Agreement and New Sub-Advisory Agreement and the Transaction in connection with the solicitation of their approval of the New Advisory Agreement and New Sub-Advisory Agreement.

Waverly Advisors, LLC

Waverly Advisors, LLC, an Alabama limited liability company located at 600 University Park Place, Suite 501, Birmingham, AL 35209, was organized on July 1, 1999, became registered as an investment advisory firm in Alabama on November 23, 1999, and became a federally registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) on November 30, 2001. As of December 31, 2024, Waverly has approximately $16 billion in assets under management.

Waverly is owned by HGGC Fund IV, which indirectly owns, through various vehicles, just under 50% of the ownership interests of Waverly, and employees of Waverly who indirectly own just over 40% of Waverly.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 30, 2024, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-800-966-9991.